UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

SUN COUNTRY AIRLINES HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40217	82-4092570
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2005 Cargo Road Minneapolis, MN	55450
(Address of principal executive offices)	(Zip Code)

(651) 681-3900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Air Transportation Services Agreement

On June 18, 2024, Sun Country, Inc. (“Sun Country”), a wholly owned subsidiary of Sun Country Airlines Holdings, Inc. (“Holdings” and together with Sun Country, the “Company”) entered into an Amendment and Restatement (the “A&R ATSA”) to its existing Air Transportation Services Agreement, dated as of December 13, 2019, with Amazon.com Services LLC (successor to Amazon.com Services, Inc.) (“Amazon”) as amended or modified from time to time (the “Original Agreement”) whereby the Company and Amazon agreed to amend the Original Agreement to, among other things:

•

allow for Sun Country to provide crew, maintenance and insurance services for up to eight additional Boeing 737-800BCF aircraft, increasing Sun Country’s Amazon operations from 12 to up to 20 aircraft;

•	extend the term to October 30, 2030, add two additional two-year renewal terms exercisable by Amazon and add a three-year renewal term subject to mutual written agreement; and

•	in addition to the above, expand the services provided by Sun Country to Amazon.

The description of the A&R ATSA set forth above is necessarily limited and is qualified in its entirety by reference to the full terms and conditions of the A&R ATSA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of Direct Financial Obligation.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1+	Amended and Restated Air Transportation Services Agreement, dated as of June 18, 2024, by and between Sun Country, Inc. and Amazon.com Services LLC

99.1	Press release of Sun Country Airlines Holdings, Inc., dated June 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Certain terms in this exhibit have been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 20, 2024	Sun Country Airlines Holdings, Inc.

	By:	/s/ Erin Rose Neale
	Name:	Erin Rose Neale
	Title:	Senior Vice President, General Counsel and Secretary